EXHIBIT 99.1 February 2008 February 2008

Forward-Looking Information
During the course of this presentation, management may make projections and forward-
looking statements regarding events or the future financial performance of Silver State
Bancorp.  We wish to caution you that these forward-looking information involve certain risks and uncertainties, including a variety of factors that may cause Silver State’s actual results to differ materially from the anticipated results expressed in these forward-looking statements. Investors are cautioned not to place undue reliance on these forward-
looking statements and are advised to review the risk factors that may affect Silver
State’s operating results in documents filed by Silver State Bancorp with the Securities and Exchange Commission.  Silver State Bancorp assumes no duty to update the forward-looking information made in this presentation.

Company Snapshot
Founded in July 1996
Headquartered in Henderson, NV
$160 million in Market Capitalization
IPO July 17, 2007 (NASDAQ: SSBX)
15 full service branches in Nevada
and Arizona
Network of 12 LPOs in 8 states with
focus on SBA loan origination
Completed successful acquisition
and integration of Choice Bank (AZ)
in 2006
Note: Pricing data as of February 22, 2008
Source: Company, SNL Financial

Company Snapshot
2007 Financial Highlights
$1.8 bln in Total Assets
$1.6 bln in Gross Loans
$1.4 bln in Deposits
$158 mln in Equity
8.9% Equity / Assets
7.9% Tang. Equity / Tang. Assets
12.5% Total Capital Ratio
10.6% Tier 1 Capital Ratio
$24.8 mln in Net Income
$5.2 mln in Gain on Sale of Loans
1.63% ROAA
18.8% ROAE
5.64% Net Interest Margin
46.2% Efficiency Ratio
0.75% NPAs / Assets ($13.2 mln)
0.08% NCO’s / Avg. Loans
Source: Company Earnings Release for 4Q 2007, SNL Financial

Seasoned Management Team
Experienced Management Team
8.3
1
7
11
10
10
11
Years with
Company
21 Average
17 Chief Risk Officer Kirk Viau
27 Credit Administrator Thomas J. Russell
20 President, Silver State Bank Calvin D. Regan
20 Executive Vice President Douglas E. French
17 COO & CFO Michael J. Threet
25 President & CEO Corey L. Johnson
Industry
Experience Position Name

Business Strategy
Business Focus and Execution
Focus on high-growth western markets with compelling demographics
Expand market presence in current markets through strategic branching
Leverage existing competitive advantage and knowledge across markets
Expand and enhance small business lending team
Provide local expertise and service to local entrepreneurs and businesses

Projected population growth of 483,900
(‘07-‘12)—24% growth

th
fastest growing MSA in the U.S.
(population growth from ‘00- ‘07)
Projected employment growth of 218,330
(‘07-‘12)—23% growth
Slow employment growth in 2007 of only
7,700 jobs
Net population growth in ‘07 slowed—only
14,114 growth in residential electric meter
count (2%)
Compelling Core Markets
Source: RestRepo Consulting Group LLC, Clark County Comprehensive Planning, R.L. Brown & Associates, CBER
‘08 and ‘09 population growth is
expected to be 2.5% annually, improving
to 3.2% annual increase in 2010, 2011
and 2012
2.4% employment growth in 2007 but
may slow to 1% in 2008
Las Vegas Phoenix

Attractive Markets
Resort Industry Investment: 2008 – 2012 & Undetermined
Source: RestRepo Consulting Group LLC, Las Vegas Convention and Visitors Authority
Encore
Planet
Hollywood
M Resort
Fontainebleau
CityCenter
Grand Hyatt
Las Palmas
Hotel
Palazzo
Trump
Aliante
Palms Place
Echelon
Pinnacle
Trump
(Tower 2)
Tropicana
Redevelopment
Las Vegas
Convention
Center
Plaza
Crown
REI Neon
Royal Palms
Ultimate Sports
Resort
Southern
Highlands
Conrad Hotel
$66.9 B
45,560 add’l rooms
113,900 new jobs (direct,
indirect & induced)
Selected major
projects include…
$4.2 $22.5 $8.7 $5.0 $25.6
$0.9
$0
$5
$10
$15
$20
$25
$30
2008 2009 2010 2011 2012 Undetermined

Attractive Markets
Significant Footprint in High Growth Markets
21.9%
37.6%
Projected
Growth
Rate
('07-'12)
Historical
Growth
(’00-’07)
Phoenix – Mesa – Scottsdale MSA
Total Deposits: $215,239
Las Vegas – Paradise MSA
Total Deposits: $1,221,265
Current Population: 1,893,507
19.5% 28.0%
Projected
Growth
Rate
('07-'12)
Historical
Growth
(’00-’07)
Current Population: 4,163,757
17.2% 26.4%
Projected
Growth
Rate
('07-'12)
Historical
Growth
(’00-’07)
Current Household Income: $56,432
21.6% 31.9%
Projected
Growth
Rate
('07-'12)
Historical
Growth
(’00-’07)
Current Household Income: $59,039
Source: Company, SNL Financial, ESRI

Deposit Market Share by MSA
MSA: MSA: Las Las Vegas-Paradise,
Vegas-Paradise,
-Paradise,
Paradise, NV NV
Source: SNL Financial, FDIC Summary of Deposits data as of 06/30/07
2007 2007 2002 2002
Total Total Total Total Change in Change in Change in
2007 Deposits Market Deposits Market Deposits Deposits Market
2007 Branch in Market Share in Market Share 2002-2007 2002-2007 Share
Rank Institution Count ($000) (%) ($000) (%) ($000) CAGR (%) (%)
1 Citigroup Inc. (NY) 15 75,599,672 45.77 191,453 1.25 75,408,219 NM 44.52
2 Washington Mutual, Inc. (WA) 37 63,682,791 38.55 578,424 3.79 63,104,367 156.07 34.76
3 Bank of America Corporation (NC) 58 6,880,801 4.17 4,071,449 26.66 2,809,352 11.07 -22.49
4 Wells Fargo & Company (CA) 82 5,330,652 3.23 3,712,899 24.32 1,617,753 7.50 -21.09
5 Zions Bancorporation (UT) 49 2,365,785 1.43 1,568,021 10.27 797,764 8.57 -8.84
6 Western Alliance Bancorporation (NV) 15 2,116,157 1.28 611,275 4.00 1,504,882 28.19 -2.72
7 U.S. Bancorp (MN) 40 1,514,959 0.92 1,056,691 6.92 458,268 7.47 -6.00
8 Silver State Bancorp (NV) 13 1,096,932 0.66 235,413 1.54 861,519 36.04 -0.88
9 Community Bancorp (NV) 13 1,096,459 0.66 322466 2.11 773,993 27.73 -1.45
10 Wachovia Corporation (NC) 5 1,030,006 0.62 0 0.00 1,030,006 NM 0.62
11 Marshall & Ilsley Corporation (WI) 1 762,086 0.46 227,751 1.49 534,335 27.32 -1.03
12 First National Bank Holding Company (AZ) 7 494,032 0.30 131,828 0.86 362,204 30.24 -0.56
13 Irwin Financial Corporation (IN) 1 455,414 0.28 139,606 0.91 315,808 26.68 -0.63
14 Colonial BancGroup, Inc. (AL) 12 374,224 0.23 113,034 0.74 261,190 27.05 -0.51
15 Capitol Bancorp Ltd. (MI) 5 353,685 0.21 200,026 1.31 153,659 12.07 -1.10
Totals 407 165,186,383 15,269,389 149,916,994 61.00

4Q’07 Operating Highlights
0.07% 0.75% 0.07% 0.75% NPA’s / Assets
23.7% 18.8% 21.8% 14.8% ROAE
6.18% 5.64% 5.99% 5.22% Net Interest Margin
0.07% 0.08% 0.02% 0.06% NCO’s / Average Loans
44.0% 46.2% 46.6% 47.9% Efficiency Ratio
2.13% 1.63% 1.91% 1.33% ROAA
$1.52 $1.68 $0.40 $0.38 Diluted EPS
$20.9 $24.8 $5.7 $5.9 Net Income
2006 2007 12/31/06 12/31/07
Full Year Quarter Ending
($ in million, except EPS)
Net income of $5.9 million, up 3.2% from the fourth quarter 2006
Diluted EPS of $0.38, down 5.0% from the fourth quarter 2006
Net interest income of $22.0 million, an increase of 31% from the fourth quarter 2006
Net loan growth of $97.6 million, or 6.8% for the quarter
Deposit growth of $70.4 million, or 5.2% for the quarter
Source: Company Earnings Release for 4Q 2007

$291
$392
$572
$646
$986
$1,427
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
'02 '03 '04 '05 '06 '07
Deposits ($Mil)
$0.21
$0.38
$0.70
$1.19
$1.52
$1.68
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
$1.80
$2.00
$2.20
'02 '03 '04 '05 '06 '07
Diluted EPS
Significant Growth
Proven Track Record of Growth
CAGR: 36.0%
CAGR: 37.4%
CAGR: 41.2% CAGR: 51.6%
Source: SNL Financial (CAGRs are based on the 5 year period ending on 12/31/07)
$379
$490
$701
$806
$1,210
$1,764
$0
$250
$500
$750
$1,000
$1,250
$1,500
$1,750
$2,000
$2,250
'02 '03 '04 '05 '06 '07
Assets ($Mil)
$287
$386
$527
$650
$1,039
$1,609
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
'02 '03 '04 '05 '06 '07
Loans ($Mil)

Profitability
Historical Profitability
Source: SNL Financial
0.68%
0.94%
1.49%
2.09%
2.13%
1.63%
0.00%
0.25%
0.50%
0.75%
1.00%
1.25%
1.50%
1.75%
2.00%
2.25%
'02 '03 '04 '05 '06 '07
ROAA
10.8%
17.7%
23.0%
29.7%
25.9%
22.3%
0%
5%
10%
15%
20%
25%
30%
35%
'02 '03 '04 '05 '06 '07
ROATE
4.13%
4.40%
4.74%
5.83%
6.18%
5.64%
3.0%
3.5%
4.0%
4.5%
5.0%
5.5%
6.0%
6.5%
'02 '03 '04 '05 '06 '07
NIM
72.7%
60.6%
51.0%
43.1%
43.5%
46.2%
30%
35%
40%
45%
50%
55%
60%
65%
70%
75%
'02 '03 '04 '05 '06 '07
Efficiency Ratio

Deposit Composition
Deposit Mix
Total Deposits = $1,427 Million
Source: Company Earnings Release for 4Q 2007
Savings
2%
Time <
$100,000
30%
Non-Interest
Bearing
Demand
12%
Time >
$100,000
18%
Interest-
Bearing
Checking &
MMDA
38%

Loan Portfolio
Portfolio Composition
Focus on real estate
related lending (90%
of portfolio)
Proven producers
with extensive
relationships
Customers have
extensive track
record with lenders
which augments the
underwriting process
Total Gross Loans = $1,635 Million
(1)
Source: Company Earnings Release for 4Q 2007
1-4 Family
5.8%
C&I
8.5%
Commercial
18.0%
Multifamily
0.6%
Construction & Land
Development
66.7%
Consumer
0.3%
Other
0.1%
Note:
(1) Includes unearned income

Construction & Land Lending
641.3
2,495.9
1,836.8
2,209.4
2,377.5
3,286.8
2,538.7
920.4
Avg Balance
($000)
60.6 1 Other
65.3 12 Retail
60.4 14 Office
67.3 8 Industrial
55.3 3 Multi-Use
49.7 6 Hotel
55.9 9 Multi-
Family
63.4 28 1-4 Family
LTV
(%)
Percentage
(%)
2,026.8
2,973.5
693.8
2,835.7
Avg
Balance
($000)
47.2 19 Raw
57.9 25 Infill
53.3 47 Land
Development
63.5 9 Developed
Land
LTV (%) Percentage
(%)
Construction Loans By Use Land Loans By Type
Source: Company documents
Raw
19%
Infill
25%
Developed Land
9%
Land Development
47%
Multi Family, 9.0%
Hotel, 6.0%
Multi Use, 3.0%
Retail, 12.0%
Single Family,
28.0%
Industrial, 8.0%
Other, 1.0%

CRE Portfolio
Relationship driven lending
Local market knowledge
Diversified portfolio
Strong segmentation reporting and stress test monitoring
Total Term CRE = $305 Million
2,896.2
718.4
783.1
987.6
814.1
2,025.3
712.4
1,748.3
Avg Balance
($000)
57.5 13 Other
48.6 18 Industrial
34.4 4 Hotel
34.1 5 Multi-Use
53.9 31 Retail
58.3 1 Mini-
Storage
60.8 25 Office
56.8 3 Multi-Family
LTV (%) Percentage
(%)
Experienced CRE Lender
Hotel
4%
Multi Use
5%
Industrial
18%
mini storage
1%
Retail
31%
Multi Family
3%
Office
25%
Other
13%
70% owner occupied
Source: Company documents

Small Business Lending
Extensive Reach in Small Business Lending
Twelve LPOs operating in eight states (AZ, CA, CO, FL, NV, OR, UT and WA)
Leading small business lender in Nevada and Arizona
Established track record of profitable growth
Experienced management team
Experience garnered from LPOs can serve as an evaluation tool for potential acquisitions or de novo bank formations
$0
$50
$100
$150
$200
$250
2004 2005 2006 2007
2007 Small Business Loan Origination by Type Total Small Business Loan Origination
504
57%
Conv
28%
Dir Fund
3%
Express
4%
7A
8%
Note: Dollars in millions
Source: Company documents

Small Business Lending
Gain on Sale of Loans as a % of Pretax Income
32.2%
20.5%
14.0%
12.8%
13.3%
0%
5%
10%
15%
20%
25%
30%
35%
2003Y 2004Y 2005Y 2006Y 2007Y
Source: Company Earnings Release for 4Q 2007, SNL Financial

Strong Credit Culture
Senior management actively monitors portfolio and risk profile
Ongoing review of portfolio and local economic conditions
Established customer and product concentration limits
Tiered loan limit authorization
Proven underwriting standards
Solid Underwriting Standards and Active Risk Management

Strong Credit Culture
Nonperforming Loan Mix and Ratios
0.2
1.79
1.16
9.94
Amount ($Mil)
1.5 C&I
13.6 CRE
8.8 1-4 Family
76.0 Construction & Development
Percentage (%)
C&I, 1.5%
Construction &
Dev., 76.0%
CRE, 13.6%
1-4 Family, 8.8%
Total Nonperforming Loans: $13.1 Million
Source: FFIEC

0.75%
0.07%
0.15%
0.97%
0.15%
0.80%
0.27%
0.22%
0.45%
0.59%
0.00%
0.30%
0.60%
0.90%
1.20%
1.50%
1.80%
2003 2004 2005 2006 2007
Strong Credit Culture
NPAs / Total Assets
Silver State Bancorp
Peer Group – So. Cal, NV, AZ Banks with $500 million to $2 billion in assets
NCOs/Average Loans
0.11%
0.33%
0.01%
0.07% 0.08%
0.45%
0.18%
0.05%
0.07%
0.13%
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
2003 2004 2005 2006 2007
Source: Company Earnings Release for 4Q 2007, SNL Financial

1.16%
1.23%
1.28%
1.10%
1.24%
1.57%
1.17% 1.11%
1.07%
1.13%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
1.80%
2003 2004 2005 2006 2007
Strong Credit Culture
LLR / Gross Loans
(1)
Silver State Bancorp
Peer Group – So. Cal, NV, AZ Banks with $500 million to $2 billion in assets
Note:
(1) For Silver State, excludes loans held for sale
Source: Company Earnings Release for 4Q 2007, SNL Financial

Historical Stock Performance
Three Year Relative Price Performance
Note: Stock price and pricing metric data as of February 22, 2008
Source: SNL Financial
6.2x Price / LTM EPS 21,478 Avg. Daily Volume
116.2% Price / Tang. Book $160.2 mil Market Cap
101.6% Price / Book $10.49 Stock Price
Pricing Metrics
S&P BANK
S&P 500
BANK
SSBX
55%
65%
75%
85%
95%
105%
115%
125%
135%
145%
155%
2/18/05 8/19/05 2/17/06 8/18/06 2/16/07 8/17/07 2/15/08
SSBX S&P 500 NASDAQ BANK S&P BANK

Long standing relationships with customers
Local market knowledge and product expertise
High-touch, responsive customer service
Experienced construction, land development and real estate
lender
Growing, national small business lending platform with proven results
Proven core deposit gatherer through branch network
Experienced management team
Significant experience in the community banking business model
Local bankers with proven track record in local markets
Presence in high-growth markets in Western U.S. with strong
expected population growth
Strategy to expand into additional high-growth markets
Established underwriting guidelines
Active monitoring of credit portfolio
Experienced special assets group
Operates in Attractive
Markets
Experienced
Management with Track
Record of Success
Focused Expertise with
Proven Track Record of
Success
Competitive Advantage
Solid Underwriting &
Credit Culture
Investment Highlights